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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 22, 2002
                Date of Report (Date of earliest event reported)


                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


      Nevada                       000-29182                    11-3292094
 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
  incorporation)

              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (718) 937-3700


                                       N/A

          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

Effective October 22, 2002, Richard L. Feinstein has resigned as the Senior Vice President - Finance and Chief Financial Officer of The Major Automotive Companies, Inc. Mr. Feinstein has served as our Senior Vice President- Finance and Chief Financial Officer since December 1997. Mr. Feinstein will remain available to perform financial consulting services for the Company. We are actively pursuing a replacement for Mr. Feinstein. Bruce Bendell, our Chief Executive Officer and President, will serve as Acting Chief Financial Officer in the interim.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2002

                                        THE MAJOR AUTOMOTIVE COMPANIES, INC.



                                        By: /s/ Bruce Bendell
                                            ------------------------------
                                            Name:  Bruce Bendell
                                            Title: President and
                                                   Chief Executive Officer